UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 8, 2015

LINDBLAD EXPEDITIONS HOLDINGS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-35898	27-4749725
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

96 Morton Street, 9th Floor, New York, New York	10014
(Address of Principal Executive Offices)	(Zip Code)

(212) 261-9000
(Registrant’s Telephone Number, Including Area Code)

Capitol Acquisition Corp. II, 509 7th Street, N.W., Washington, D.C. 20004
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

   As described under Item 5.07 below, on July 8, 2015, the stockholders of Capitol Acquisition Corp. II, now known as Lindblad Expeditions Holdings, Inc. (the “Company”), approved the Company’s 2015 Long-Term Incentive Plan (the “2015 Plan”). A description of the 2015 Plan is set forth in the section entitled “The Incentive Compensation Plan Proposal” in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on June 23, 2015 (the “Definitive Proxy Statement”), which description is incorporated herein by reference.

Item 5.03. Amendments to Articles of Incorporation or Bylaws

   As described under Item 5.07 below, the stockholders of the Company approved the amendment and restatement of the Company’s certificate of incorporation. A description of the amendment and restatement of the Company’s certificate of incorporation is set forth in the section entitled “The Charter Amendment Proposals” in the Definitive Proxy Statement, which description is incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

   On July 8, 2015, the Company held a special meeting of its stockholders (the “Meeting”). At the Meeting, the Company’s stockholders considered the following proposals:

   1.          A proposal to adopt the Agreement and Plan of Merger, dated as of March 9, 2015 and amended on April 30, 2015 and May 1, 2015 (the “Merger Agreement”), by and among the Company, Argo Expeditions, LLC, the Company’s direct wholly-owned subsidiary (“LLC Sub”), Argo Merger Sub, Inc., LLC Sub’s direct wholly-owned subsidiary (“Merger Sub”), and Lindblad Expeditions, Inc. (“Lindblad”), which, among other things, provides for (a) the merger of Merger Sub with and into Lindblad to form an interim corporation (“Interim Corporation”) and (b) immediately thereafter such Interim Corporation to merge with and into LLC Sub, and to approve the business combination contemplated by the Merger Agreement. The following is a tabulation of the votes with respect to this proposal, which was approved by the Company’s stockholders:

For	Against	Abstain	Broker Non-Votes
21,607,126	139,405	500	--

  In connection with this vote, the holders of 300,000 shares of the Company’s common stock properly exercised their right to convert their shares into cash at a conversion price of $10.00 per share, for an aggregate conversion amount of $3,000,000, in connection with the completion of the business combination.

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   2.          A proposal to approve the following amendments (the “Amendments”) to the amended and restated certificate of incorporation of the Company, effective following the mergers:

(i)             An amendment changing the name of the Company from “Capitol Acquisition Corp. II” to “Lindblad Expeditions Holdings, Inc.” The following is a tabulation of the votes with respect to this proposal, which was approved by the Company’s stockholders:

For	Against	Abstain	Broker Non-Votes
21,332,126	414,405	500	--

(ii)            An amendment adjusting the existing classification of directors to conform with the classification described in the director election proposal below. The following is a tabulation of the votes with respect to this proposal, which was approved by the Company’s stockholders:

For	Against	Abstain	Broker Non-Votes
16,224,934	5,521,600	500	--

(iii)          An amendment removing provisions that will no longer be applicable to the Company after the mergers. The following is a tabulation of the votes with respect to this proposal, which was approved by the Company’s stockholders:

For	Against	Abstain	Broker Non-Votes
21,228,516	458,015	500	--

(iv)          An amendment adding provisions that are intended to assist the Company’s compliance with certain maritime laws, including the U.S. Citizenship and Cabotage laws principally contained in 46 U.S.C. §50501(a), (b) and (d) and 46 U.S.C. Chapter 551 and the regulations promulgated thereunder (the “Jones Act”), to which owners of United States flagged vessels engaged in coastwise trade are subject, including provisions limiting the ownership of the Company’s common stock by non-U.S. citizens within the meaning of the Jones Act. The following is a tabulation of the votes with respect to this proposal, which was approved by the Company’s stockholders:

For	Against	Abstain	Broker Non-Votes
21,307,126	439,405	500	--

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   3.             A proposal to approve the 2015 Plan, which is an incentive compensation plan for employees of the Company and its subsidiaries. The following is a tabulation of the votes with respect to this proposal, which was approved by the Company’s stockholders:

For	Against	Abstain	Broker Non-Votes
20,044,186	1,671,710	31,135	--

   4.                  A proposal to elect five directors to the Company’s board of directors, of whom one will be a Class A director serving until the annual meeting of stockholders to be held in 2016, two will be Class B directors serving until the annual meeting to be held in 2017 and two will be Class C directors serving until the annual meeting to be held in 2018 and, in each case, until their successors are elected and qualified. The following is a tabulation of the votes with respect to each director elected at the Special Meeting:

Director	For	Withheld
Class A
Paul J. Brown	21,746,431	600

Class B
L. Dyson Dryden	21,746,431	600
John M. Fahey	21,746,431	600

Class C
Sven-Olof Lindblad	21,366,291	380,740
Mark D. Ein	21,732,081	14,980

   Because the proposal to adopt the Merger Agreement and to approve the business combination contemplated by the Merger Agreement was approved, the proposal to adjourn the Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies was not presented at the Meeting.

Item 7.01. Regulation FD Disclosure.

   On July 8, 2015, the Company issued a press release announcing that it had completed the business combination with Lindblad as contemplated by the Merger Agreement and had changed its name to “Lindblad Expeditions Holdings, Inc.” The press release is included as Exhibit 99.1 to this Current Report and is incorporated herein by reference.

   The information in Item 7.01 of this Current Report, including the exhibit relating thereto, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section. The information in Item 7.01 of this Current Report, including the exhibit relating thereto, shall not be incorporated by reference into any registration statement pursuant to the Securities Act of 1933.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Press release.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LINDBLAD EXPEDITIONS HOLDINGS, INC.
(registrant)
Dated: July 8, 2015
	By:	/s/ Sven-Olof Lindblad
Sven-Olof Lindblad; President and CEO

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EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release.